UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 1, 2007
                                                     ----------------

                              Cytec Industries Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                                1-12372               22-3268660
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)

         Five Garret Mountain Plaza
         West Paterson, NJ                                              07424
         -----------------------------------------------------------------------
         (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (973) 357-3100
                                                           --------------

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a.-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On February 1, 2007, we issued a press release announcing our financial results for the fourth quarter and for the year ended December 31, 2006. A copy of our press release is furnished as Exhibit 99.1 hereto.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As required by New York Stock Exchange rules, our Chief Executive Officer timely filed a certification with the NYSE in May 2006 that he was not aware of any violation by the company of NYSE corporate governance listing standards. We inadvertently neglected to report this information in our Annual Report to Stockholders for the year ended December 31, 2005 as required by the commentary to Section 303.12(a) of the NYSE listing standards. We do not believe this was a material omission and we are curing any non-compliance by filing this Current Report on Form 8-K. We will include this information in future annual reports as required.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 1, 2007, our Board of Directors elected Thomas W. Rabaut as a director increasing the size of the Board to ten. His initial term will expire at our annual meeting of stockholders in 2009. A copy of our press release announcing Mr. Rabaut's election is furnished as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.
    Exhibit 99.1 Press Release, dated February 1, 2007.
    Exhibit 99.2 Press Release, dated February 1, 2007.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Cytec Industries Inc.
                                        (Registrant)

Date: February 1, 2007                  /s/ James P. Cronin
      ----------------                  -------------------
                                        J.P. Cronin
                                        Executive Vice President and
                                        Chief Financial Officer

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                                  Exhibit Index

Exhibit Number          Description
--------------          -----------
99.1                    Press Release dated February 1, 2007
99.2                    Press Release dated February 1, 2007